                                                    EXHIBIT 10.4
                                                    ------------

                                EKCO GROUP, INC.

                  1988 DIRECTORS' STOCK OPTION PLAN, AS AMENDED


I. DEFINITIONS AND PURPOSES
   ------------------------

         A.       Definitions

                  Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this 1988 Directors' Stock Option Plan, have the following meanings:

                  (1)      "COMPANY" means Ekco Group, Inc.

                  (2)      "PLAN"  means this 1988 Directors' Stock Option Plan.

                  (3) "BOARD OF DIRECTORS" means the Board of Directors of the Company.

                  (4) "AFFILIATE" means a corporation which owns at least fifty percent (50%) of the outstanding capital stock of the Company, directly or indirectly, or a corporation in which the Company or an Affiliate, directly or indirectly, owns at least fifty (50%) of the outstanding capital stock of such corporation.

                  (5) "OUTSIDE DIRECTOR" means any Director of the Company who is not an employee of the Company or of an Affiliate at the time of the grant of the Option, who has not been an employee of the Company or of an Affiliate at any time within one (1) year prior to such time of grant and who has been elected to serve as a Director by the Company's stockholders.

                  (6) "OPTION" means a right or option granted under the Plan.

                  (7) "OPTION AGREEMENT" means an agreement between the Company and a Participant executed and delivered pursuant to the Plan.

                  (8) "PARTICIPANT" means an Outside Director to whom an Option is granted under the Plan, or, where the context requires, his or her legal representative.

                  (9) "PARTICIPANT'S SURVIVORS" means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.

                  (10) "SHARES" means the following shares of the capital stock of the Company as to which Options have been or may be granted under the Plan: Common Stock, $0.01 par value, or any shares


(08-22-95)
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                           of capital stock into which the Shares are changed or
                           for which they are exchanged within the provisions of
                           Article VII of the Plan. The shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

         B.       Purposes of the Plan:
                  ---------------------

                           The Plan is intended to encourage ownership of shares by Outside Directors in order to attract such Outside Directors, to induce such Outside Directors to remain as Directors of the Company and to provide additional incentive for such Outside Directors to promote the success of the Company. The Plan is intended to comply in all respects with Rule 16b-3 or its successors, promulgated pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), with respect to Participants who are subject to Section 16 of the 1934 Act, and any provision in this Plan with respect to such persons contrary to Rule 16b-3 shall be deemed null and void to the extent permissible by law.

II.      SHARES SUBJECT TO THE PLAN
         --------------------------

         The aggregate number of Shares as to which Options may be granted from time to time shall be 600,000 Shares as of the date of adoption of this Plan (and the equivalent of stock-split, stock dividend, combination, recapitalization or similar transaction effected after such date).

         If an Option ceases to be "outstanding", in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full or terminates or expires under the provisions of the Plan or by agreement of the parties to the pertinent Option Agreement. The aggregate number of Shares as to which Options may be granted shall be subject to change only by means of an amendment of the Plan duly adopted by the Company and approved by the stockholders of the Company within twelve (12) months before or after the date of the adoption of any such amendment, subject to the provisions of Article VII.

III.     ELIGIBILITY FOR PARTICIPATION
         -----------------------------

         Each Participant must be an Outside Director of the Company at the time an Option is granted. Upon the later of the approval of this Plan by the Board of Directors of the Company or the date on which he or she becomes an Outside Director (the "Grant Date"), each Outside Director shall be automatically granted an Option with an exercise price equal to the fair market value of a Share determined as set forth in subparagraph A(2) of Article IV below and for that number of Shares as is determined by dividing (i) $100,000 by (ii) the fair market value of a Share determined as set forth in subparagraph A(2) of Article IV, rounded to the nearest whole Share, but in no event to be greater than 50,000 Shares. No Outside Director shall be entitled to be granted more than one Option pursuant to this Plan.

IV.      TERMS AND CONDITIONS OF OPTIONS
         -------------------------------

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         Each Option shall be set forth in an Option Agreement substantially in the form hereto annexed and marked Exhibit A, duly executed on behalf of the Company and by the Participant to whom such Option is granted. No Option shall be exercisable unless an Option Agreement shall have been duly executed on behalf of the Company and by the Participant. Each such Option Agreement shall be subject to at least the following terms and conditions:

         A.       Exercise Price:
                  --------------

         (1) The exercise price (per share) of the Shares covered by each Option shall be the "fair market value" as hereinafter defined (per share) of the Shares, determined as of the Grant Date.

         (2) For purpose of the forgoing subparagraph (1), fair market value shall be determined as follows. If such Shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on which such prices were reported for the Grant Date, or, if none, on the most recent trade date thirty (30) days or less prior to the Grant Date for which such prices are reported. If the Shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the closing "Bid" and the closing "Ask" prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the Grant Date, or if none, on the most recent trade date thirty (30) days or less prior to the Grant Date for which such quotations are reported. If the Shares are not then either listed on any such exchange or quoted in NASDAQ, the fair market Value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the Grant Date, or if none, for the most recent trade date thirty (30) days or less prior to the Grant Date for which such quotations are reported. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board of Directors.

         B.       Number of Shares:
                  ----------------

                  Each Option shall be for that number of Shares as is determined by dividing (i) $100,000 by (ii) the fair market value determined as set forth in subparagraph A(2) of Article IV above, rounded to the nearest whole Share, but in no event to be greater than 50,000 Shares.

         C.       Term of Option:
                  --------------

                  Each Option shall terminate ten (10) years from the Grant Date thereof, and shall be subject to earlier termination as herein provided.

         D.       Date of Exercise:
                  ----------------

                  Each Option shall become exercisable immediately upon grant, within its prescribed term subject to the provisions of Paragraphs G, H and I below.


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         E.       Repurchase Rights:
                  -----------------

         (1) Notwithstanding the provisions of the forgoing Paragraph D and except as otherwise provided herein or in the Option Agreement, if a Participant ceases to be a Director of the Company for any reason, then the provisions set forth below in this Paragraph E shall apply to the Shares purchased by the Participant pursuant to his or her Option. If such termination occurs:

                           (i) during the period on or after the Grant Date for such Option and before the date which is twelve months thereafter (the "First Anniversary Date") and the Participant has theretofore exercised the Option for any Shares, then the Company shall purchase those Shares from the Participant at the price by him or her upon exercise;

                           (ii) during the period on or after the First
                           Anniversary Date and before the Date which is twelve months thereafter (the "Second Anniversary Date") and the Participant has theretofore exercised the Option for more than one-third (1/3) of the number of Shares which may be purchased pursuant to such Option, the Company shall purchase any excess over such amount of Shares so determined from the Participant at the price paid by him or her upon exercise; and

                           (iii) during the period on or after the Second Anniversary Date and before the date which is twelve months thereafter (the "Third Anniversary Date") and the Participant has heretofore exercised the Option for more than two-thirds (2/3) of the number of Shares which may be purchased pursuant to such Option, the Company shall purchase any excess over such amount of Shares so determined from the Participant at the price paid by him or her upon exercise.

                  (2) Notwithstanding the foregoing, in the event the Participant ceases to be a Director of the Company as a result of death, the Purchase Obligation (as hereinbelow defined) shall cease and terminate.

                  (3) Notwithstanding the foregoing provisions of this Paragraph E, but subject to the other provisions of this Plan, the Purchase Obligation shall cease and terminate in the event of, and immediately upon, a Change of Control that occurs at any time before the Participant has ceased to be a director of the Company. As used herein, a "Change of Control" shall be deemed to have occurred (i) if any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becomes the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of securities of the Company representing fifteen percent (15%) or more of the combined voting power of the Company's then outstanding securities; or (ii) if the stockholders of the company approve any merger of, or consolidation involving, the Company in which the Company's stock is converted into securities of another corporation or into cash and such merger or consolidation shall be consummated, or the


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                           stockholders of the Company approve any plan of
                           complete liquidation of the Company (whether or not in connection with a sale of all or substantially all of the Company's assets) and such liquidation is consummated, excluding in each case a transaction solely for the purpose of reincorporating the Company in a different jurisdiction or recapitalizing the Company's stock or a merger of the Company in which the holders of the voting stock of the Company immediately prior to the merger have the same proportionate ownership of voting stock of surviving corporation immediately after the merger.

                  (4) The obligation of the Company to purchase Shares pursuant to this Paragraph E is hereinafter referred to as the "Purchase Obligation" and such Shares are hereinafter referred to as the "Purchase Stock."

                  F.       Medium of Payment:
                           -----------------

                           The Option price shall be payable upon the exercise of the Option by check payable to the Company or by cash.

                  G.       Termination of Directorship:
                           ---------------------------

                           A Participant who ceases to be a Director of the Company (for any reason other than death) may exercise any Option granted to such Participant, but only within six (6) months and one (1) day after the date on which the Participant ceased to be a Director, provided, however, (i) in no event may the Option be exercised any later than the prescribed term of the Option, and (ii) immediately upon such Participant ceasing to be a Director such Participant's Option shall cease to be exercisable for any number of Shares which if purchased immediately following such termination would be subject to the Company's Purchase Obligation. The provisions of this Paragraph G, and not the provisions of Paragraph H of this Article IV, shall apply to a Participant who subsequently dies after the termination of his or her Directorship; however, in the case of a Participant's death, the Participant's Survivors may exercise the Option within six (6) months after the date of the Participant's death, but in no event beyond the prescribed term of the Option.

                  H.       Death:
                           -----

                           In the event of the death of a Participant to whom an Option has been granted while the Participant is a Director of the Company, such Option, to the extent not exercised by the Participant's Survivor's, if at all, within one (1) year after the date of death of such Participant or, if earlier, within the prescribed term of the Option, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant were alive and had continued to be a Director of the Company.


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                  I.       Exercise of Option and Issue of Shares:
                           --------------------------------------

                           An Option may be exercised by giving written notice to the Company. Such written notice shall be signed by the person exercising the Option, shall state the number of shares with respect to which the Option is being exercised and shall contain any warranty required by Article VI. Reasonably promptly following receipt by the Company of such written notice, the Company shall give notice to the person exercising the Option of a date for delivery of the Option Shares to such person, against payment of the Option price. In determining what constitutes "reasonably promptly", it is expressly understood that the delivery of the Option Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Option Shares prior to the issuance thereof, whether pursuant to the provisions of
                           Article VI or otherwise. The option Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for paid-up non-assessable Shares.

                  J.       Rights as a Stockholder:
                           -----------------------

                           No Participant to whom an Option has been granted nor any of Participant's Survivors shall have rights as a stockholder with respect to any Shares covered by such Option except after due exercise of the Option and tender of the full exercise price for the Shares being purchased pursuant to such exercise.

                  K.       Assignability and Transferability of Option:
                           -------------------------------------------

                           By its terms, an Option granted to a Participant shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution in accordance with the foregoing Paragraphs G and H of this Article IV and shall be exercisable, during the Participant's lifetime, only by such Participant (or his or her legal representative). No Option shall be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise and no Option shall be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Paragraph K, or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.

V.       RESTRICTIONS ON TRANSFER OF SHARES; DETAILS OF THE PURCHASE OBLIGATION
         ----------------------------------------------------------------------

                  (1) Any Shares which are subject to a Purchase Obligation shall not be transferred by the Participant except as permitted herein. Until the termination of the Option Agreement, the Shares which are subject to a Purchase Obligation may not be transferred by the Participant unless and until the transferee agrees, in a form satisfactory to the Company, to be bound by the Option Agreement and to sell any transferred Shares to the Company as provided herein and in the Option


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
                           Agreement.

                  (2) If a Participant ceases to be a Director and such Participant holds any Purchase Stock, then within sixty (60) days following the date a Participant ceases to be a Director, the Company shall give to each Participant a written notice specifying a date for the Closing for the purchase by the Company of the Purchase Stock, which date shall not be more than ten (10) business days after the giving of such notice. The Closing shall take place at the Company's principal offices in New Hampshire, or such other location as the Company may reasonably designate in such notice. If the Company shall fail to give the notice provided for above within the specified period of time, then the Closing shall be on the ninetieth
                           (90th) day following the date the Participant ceased to be a director or if not a business day, the next business day.

                  (3) At the Closing, the Participant shall deliver the Purchase Stock being purchased by the Company against the simultaneous delivery to the Participant of the purchase price (by certified or bank cashier's check or in such other form as mutually agreed to) for the number of shares of the Purchase Stock then being purchased. In the event that the Participant fails so to deliver the shares of Purchase Stock to be purchased, the Company may elect (a) to establish a segregated account in the amount of the purchase price, such account to be turned over to the Participant upon delivery of such shares of Purchase Stock, and (b) immediately to take such action as is appropriate to transfer record title of such of the Purchase Stock from the Participant to the Company and to treat the Participant and such shares of the Purchase Stock in all respects as if delivery of such shares of the Purchase Stock had been made as required by this Plan and the Option Agreement. The Participant shall be entering into the Option Agreement irrevocably grant the Company a power of attorney for the purpose of effectuating the terms of the preceding sentence.

                  (4) If the Company shall pay a stock dividend or declare a stock split on or with respect to any of the Company's Shares, or otherwise distribute securities of the Company to the holders of its Shares, whether before or after the exercise of an Option, the number of shares of stock or other securities of the Company issued with respect to the Purchase Stock then subject to the Purchase Obligation shall be added to the Purchase Stock then subject to the Purchase Obligation without any change in the aggregate purchase price. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation distributed with respect to the Purchase Stock then subject to the Purchase Obligation shall be added to the Purchase Stock covered by the Purchase Obligation without any change in the aggregate purchase price. Without limiting the generality of the foregoing, a Participant shall be entitled to retain any and all cash dividends paid by the Company on the Shares.


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                  (5)      If the Company's Shares shall be subdivided into a
                           greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the Company's Shares, or if the Company shall be a party to any capital reorganization, whether before or after the exercise of an Option, there shall be substituted for the Purchase Stock then covered by the Purchase Obligation such amount and kind of securities as are issued in such subdivision, combination, reclassification, or capital reorganization in respect of the Purchase Stock subject to the Purchase Obligation immediately prior thereto, without any change in the aggregate purchase price.

                  (6) If the Company shall be completely liquidated, then the Purchase Obligation shall cease and terminate as of the date of such liquidation and the Participant shall hold the shares free of the Purchase Obligation.

                  (7) The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Plan or an Option Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been sold, assigned or otherwise transferred, from and after any sale, assignment or transfer of any Shares made in violation of this Plan or an Option Agreement.

                  (8) All certificates representing any Shares to be issued to a Participant pursuant to the exercise of an Option which are subject to a Purchase Obligation shall have endorsed thereon a legend substantially as follows: "The shares represented by this certificate are subject to a Director's Stock Option and
                           Repurchase Agreement dated            between the
                           Corporation and          , a copy of which Agreement
                           is available for inspection at the principal offices of the Company or will be made available without charge upon request."

                  (9) This Article V shall not restrict the transfer by a Participant of shares, if any, which are not acquired pursuant to the exercise of an Option or which are not, or cease to be, subject to the Purchase Obligation in accordance with the terms hereof and the terms of the Option Agreement.

VI.      PURCHASE FOR INVESTMENT
         -----------------------

         Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

                  (1) The person(s) who exercise such Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for his or her own account, for


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
                           investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed in substantially the following form upon the certificate(s) evidencing their Option Shares issued pursuant to such exercise:

                                    "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available."

                  (2) The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder.

         Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any reasonable action or obtaining of any consent, which the Company deems reasonably necessary under any applicable law including (including without limitation state securities or "blue sky" laws).

VII.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
         ------------------------------------------

         To prevent dilution or enlargement of rights, in the event that the outstanding Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, change in par value, stock split-up, combination of shares or dividend payable in capital stock, or the like, appropriate adjustment shall be made in the number and kind of shares for the purchase of which Options may be granted under the Plan and, in addition, appropriate adjustment to prevent dilution or enlargement of the rights granted to or available for Participants, shall be made in the number and kind of shares and in the option price per share subject to outstanding Options. In addition, the Board of Directors may make other adjustments in outstanding Options if such adjustment is appropriate to prevent dilution or enlargement of rights.

VIII.    DISSOLUTION OR LIQUIDATION OF THE COMPANY
         -----------------------------------------

         Upon the dissolution or liquidation of the Company other than in connection with a transaction to which the preceding Article VII is applicable, all Options granted hereunder shall terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors hereunder have not otherwise terminated and expired, the Participant (or his or her legal representatives) or the Participant's Survivors shall have the right immediately prior to such dissolution or liquidation to exercise any Option granted hereunder to the extent that the right to purchase shares thereunder has accrued as of the date immediately prior to such dissolution or liquidation.


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IX.      TERMINATION OF THE PLAN
         -----------------------

         The Plan shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date of its approval by the stockholders of the Company. The Plan may be terminated at an earlier date by vote of the stockholders of the Company; provided, however, that any such earlier termination shall not affect any Options granted or Option Agreements executed prior to the effective date of such termination.

X.       AMENDMENT OF THE PLAN
         ---------------------

         The Plan may be amended by the stockholders of the Company. The Plan may also be amended by the Board of Directors, including, without limitation, to the extent necessary to ensure the qualification of the Plan under Rule 16b-3, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Board of Directors which is of a scope that requires shareholder approval in order to ensure the compliance of the Plan with Rule 16b-3, or requires approval for listing of the shares, shall be subject to obtaining such shareholder approval. No amendment shall affect any Options theretofore granted or any Option Agreements theretofore executed by the Company and a Participant, unless such amendment shall expressly so provide and unless any Participant to whom an Option has been granted who would be adversely affected by such amendment consents in writing thereto.

         Notwithstanding the foregoing concerning amendment of the Plan, the provisions of Article III and Paragraphs A, B, C and D of Article IV above shall not be amended more than once every six (6) months, other than to comport with changes in the United States Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act, or the rules thereunder.

XI.      RELATIONSHIP WITH THE COMPANY
         -----------------------------

         Nothing herein contained shall be deemed to prevent the Company from terminating the Directorship of a Participant, nor to prevent a Participant from terminating the Participant's Directorship with the Company.

XII.     EFFECTIVE DATE
         --------------

         This Plan shall become effective upon adoption by the Board of Directors; provided, however, that the effectiveness of the Plan and the effectiveness of grants of any Options pursuant to the Plan shall be subject to approval to the holders of at least a majority of the issued and outstanding shares of capital stock of the Company entitling such holders to a right to vote and be present or represented or by written consent of the holders to a right to vote and be present or represented at a meeting of the stockholders duly convened or by the written consent of the holders of at least a majority of the issued and outstanding shares of capital stock entitling holders to a right to vote, within twelve (12) months either before or after the adoption by the Board of Directors for such a resolution. Until such time as this Plan is effective, no Option may be granted pursuant hereto, unless a resolution


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
         to the effect of the immediately preceding sentence shall have been adopted by the Board of Directors. If any Options are so granted, then such Option may not be exercised until all conditions to the effectiveness for this Plan shall have been satisfied.


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                                    EXHIBIT A
                                    ---------

          DIRECTORS' STOCK OPTION AND REPURCHASE AGREEMENT, AS AMENDED

                                EKCO GROUP, INC.
                                ----------------

         AGREEMENT made as of the [DATE] (the "Grant Date") between Ekco Group, Inc. (the "Company"), a Delaware corporation having a principal place of business in Nashua, New Hampshire, and [NAME AND ADDRESS OF OUTSIDE DIRECTOR], an Outside Director of the Company (the "Director"). The term the "Director" as used in this Agreement shall include, where the context so requires, the legal representatives of the Director, and/or any person or persons who acquired the Director's rights hereunder by will or by the laws of descent and distribution.

         WHEREAS, the Company desires to grant to the Director an Option to purchase shares of its common stock of a par value of $.01 a share (the "Shares") under and for the purposes of the 1988 Directors' Stock Option Plan of the Company (the "Plan"); and

         WHEREAS, the Company and the Director understand and agree that any terms used herein have the same meanings as in the Plan.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1.       GRANT OF OPTION
                  ---------------

                  The Company hereby irrevocably grants to the Director the right and option to purchase at one time or from time to time all or any part of an aggregate of [NO. OF SHARES]( ) Shares, subject to adjustment as provided in the Plan, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Director acknowledges receipt of a copy of the Plan.

         2.       PURCHASE PRICE
                  --------------

                  The purchase price of the Shares covered by this Option shall
be [PURCHASE PRICE]($       ) per share, subject to adjustment as provided in
the Plan.

         3.       EXERCISE OF OPTION
                  ------------------

                  3.1 The Option granted hereby shall be exercisable immediately, within the term set forth in Section 4 below, subject to the provisions of this Agreement.

                  3.2 Notwithstanding the provisions of the foregoing Subsection
3.1 and except as otherwise provided herein or in the Plan, if the Director ceases to be a director of the Company for any reason, then if such termination occurs:

                  (i) during the period on or after the Grant Date and before the date which is twelve months thereafter (the "First Anniversary Date") and the Director has theretofore exercised the Option for any Shares, then the Director shall sell to the Company and the Company shall purchase from the Director those Shares from the Director at the price paid by the Director upon exercise;

                  (ii) during the period on or after the First Anniversary Date and before the date which is twelve months thereafter (the "Second Anniversary Date") and the Director has theretofore exercised the Option for more than [ONE-THIRD THE NO. OF SHARES]( ) Shares, then the Director shall sell to the Company and the Company shall purchase from the Director that number of Shares equal to the amount by which the number of Shares purchased by the Director pursuant to this Option exceeds [ONE-THIRD THE NO. OF SHARES]( ) Shares at the price paid by the Director upon exercise; and

                  (iii) during the period on or after the Second Anniversary Date and before the date which is twelve months thereafter (the "Third Anniversary Date") and the Director has theretofore exercised the Option for more than [TWO-THIRDS THE NO. OF SHARES]( ) Shares, then the Director shall sell to the Company and the Company shall purchase from the Director that number of Shares equal to the amount by which the number of Shares purchased by the Director pursuant to this Option exceeds [TWO-THIRDS THE NO. OF SHARES]( ) Shares at the price paid by the Director upon exercise.

                  3.3 Notwithstanding the foregoing, in the event the Director ceases to be a director of the Company as a result of death, the Purchase Obligation (as hereinbelow defined) shall cease and terminate.

                  3.4 Notwithstanding the foregoing provisions of this Section 3, but subject to the other provisions of this Agreement and the Plan, the Purchase Obligation shall cease and terminate in the event of, and immediately upon, a Change of Control that occurs at any time before the Director has ceased to be a director of the Company. As used herein, a "Change of Control" shall be deemed to have occurred (i) if any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended [the "1934 Act"]) becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities; or
(ii) if the stockholders of the Company approve any merger of, or consolidation involving, the Company in which the Company's stock is converted into securities of another corporation or into cash and such merger or consolidation shall be consummated, or the stockholders of the Company approve any plan of complete liquidation of the Company (whether or not in connection with a sale of all or substantially all of the Company's assets) and such liquidation is consummated, excluding in each case a transaction solely for the purpose of reincorporating the Company in a different jurisdiction or recapitalizing the Company's stock or a merger of the Company in which the holders of the voting stock of the Company immediately prior to the merger have the same proportionate ownership of voting stock of the surviving corporation immediately after the merger.

                  3.5 The obligation of the Company to purchase Shares pursuant to this Section 3 is hereinafter referred to as the "Purchase Obligation" and such Shares are hereinafter referred to as the "Purchase Stock."

                  3.6 The Director acknowledges that if he or she exercises this Option and any of the Shares so purchased are subject to the Purchase Obligation, then such Shares will be restricted shares and that the difference between the fair market value of such Shares on the date the Purchase Obligation lapses as to such Shares and the aggregate purchase price for such Shares will be classified as compensation income, unless the Director files an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with the Internal Revenue Service within thirty (30) days of the acquisition of such Shares. If such election is filed, the difference between the fair market value of such Shares and the aggregate purchase price of such Shares will be treated as compensation income as of the date of purchase. This acknowledgment should not be understood as a substitute for the Director consulting with his or her own tax advisors and the Director is urged to do so prior to any exercise of this Option.

                  3.7 Notwithstanding the foregoing, this Option may not be exercised until and unless all conditions to the effectiveness of the Plan, as set forth in Article XI thereof, have been satisfied, including, without limitation, approval by the Company's shareholders.

         4.       TERM OF OPTION
                  --------------

                  4.1 This Option shall terminate ten (10) years from the Grant Date of this Option, but shall be subject to earlier termination as provided herein or in the Plan.

                  4.2 If the Director ceases to be a director of the Company (for any reason other than death or termination for cause), then the Director may exercise this Option, but only within six (6) months and one (1) day after the date on which the Director ceased to be a Director, provided, however, (i) in no event may this Option be exercised any later than ten (10) years after the Grant Date of this Option, and (ii) immediately upon the Director's ceasing to be a director, this Option shall cease to be exercisable for any number of Shares which if purchased immediately following such termination would be subject to the Company's Purchase Obligation. The provisions of this paragraph, and not the provisions of Subsection 4.3, shall apply to the Director if the Director subsequently dies after the termination of the directorship; however, in such case of the Director's death, the Director's Survivors may exercise this Option within six (6) months after the date of the Director's death, but in no event beyond ten (10) years after the Grant Date of this Option.

         If the Director's directorship is terminated for "cause," the Director shall forthwith upon such termination cease to have any right to exercise this Option. For purposes of this Subsection 4.2, "cause" shall be deemed to include (but shall not be limited to) dishonesty with respect to the Company or any Affiliate, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, or conduct substantially prejudicial to the business or reputation of the Company or any Affiliate.

                  4.3 In the event of the death of the Director while the Director is a director of the Company, this Option, to the extent not exercised as of the date of death, may be exercised by the Director's Survivors. Such Option must be exercised by the Director's Survivors, if at all, within one (1) year after the date of death of the Director or, if earlier, within the ten (10) years after the Grant Date of this Option, notwithstanding that the decedent might have been able to exercise this Option as to some or all of the Shares on a later date if the Director were alive and had continued to be a director of the Company.

         5.       NON-ASSIGNABILITY
                  -----------------

                  This Option shall not be transferable by the Director otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Director's lifetime, only by the Director (or his or her legal representative). This Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of this Option or of any rights granted hereunder contrary to the provisions of this Section 5, or the levy of any attachment or similar process upon this Option or such rights, shall be null and void.

         6.   EXERCISE OF OPTION AND ISSUE OF SHARES
              --------------------------------------

                  This Option may be exercised, in whole or in part, at one time or from time to time, (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company. Such written notice shall be signed by the person exercising this Option, shall state the number of Shares with respect to which this Option is being exercised, shall contain any warranty required by Section 8 below and shall otherwise comply with the terms and conditions of this Agreement and the Plan. Such notice must be received by the Company within the relevant exercise period specified in Section 4 of this Agreement. Such notice shall either: (i) be accompanied by payment of the full purchase price of such Shares, in which event the Company, subject to the provisions of Section 8, shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, or (ii) fix a date (not less than five nor more than ten business days after such notice shall be received by the Company, which date must be within the relevant exercise period specified in Section 4 of this Agreement) for the payment of the full purchase price of such Shares against delivery subject to the provisions of Section 8, of a certificate or certificates representing such Shares. Payment of such purchase price shall, in either case, be made by check payable to the order of the Company. The certificate or certificates for the Shares as to which this Option shall have been so exercised shall be registered in the name of the person or persons so exercising this Option and shall be delivered as provided above to the person or persons exercising this Option. All Shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

         The Company shall pay all original issue taxes with respect to the issue of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith. Except as specifically set forth herein, the holder acknowledges that any income or other taxes due from him or her with respect to this Option or the shares issuable pursuant to this Option shall be the responsibility of the holder. The holder of this Option shall have rights as a shareholder only with respect to any Shares covered by this Option after due exercise of this Option and tender of the full exercise price for the shares being purchased pursuant to such exercise. Pursuant to the Plan, the Company shall make delivery of the Shares against payment of the Option price therefor.

         7.  RESTRICTIONS ON TRANSFER OF SHARES; DETAILS OF THE PURCHASE
             -----------------------------------------------------------
OBLIGATION
----------

                  7.1 Any Shares which are subject to the Purchase Obligation shall not be transferred by the Director except as permitted herein. Until the termination of this Agreement, the Shares which are subject to the Purchase Obligation may not be transferred by the Director unless and until the transferee agrees, in a form satisfactory to the Company, to be bound by this Agreement and to sell any transferred Shares to the Company as herein provided.

                  7.2 Within sixty (60) days following the date Director ceases to be a director and if the Director holds any Purchase Stock, then, the Company shall give to the Director a written notice specifying a date for the Closing for the sale by the Director and the purchase by the Company of the Purchase Stock, which date shall be not more than ten (10) business days after the giving of such notice. The Closing shall take place at the Company's principal offices in New Hampshire, or such other location as the Company may reasonably designate in such notice. If the Company shall fail to give the notice provided for above, within the specified period of time, then the Closing shall be on the ninetieth
(90th) day following the date Director ceased to be a director or if not a business day, the next business day.

                  7.3 At the Closing, the Director shall deliver the Purchase Stock being purchased by the Company against the simultaneous delivery to the Director of the purchase price (by certified or bank cashier's check or in such other form as mutually agreed to) for the number of shares of the Purchase Stock then being purchased. In the event that the Director fails so to deliver the shares of Purchase Stock to be purchased, the Company may elect (a) to establish a segregated account in the amount of the Purchase Price, such account to be turned over to the Director upon delivery of such shares of Purchase Stock, and
(b) immediately to take such action as is appropriate to transfer record title of such of the Purchase Stock from the Director to the Company and to treat the Director and such shares of the Purchase Stock in all respects as if delivery of such shares of the Purchase Stock had been made as required by this Agreement. The Director hereby irrevocably grants to the Company a power of attorney for the purpose of effectuating the terms of the preceding sentence.

                  7.4 If the Company shall pay a stock dividend or declare a stock split on or with respect to any of the Company's Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, whether before or after the exercise of this Option, the number of shares of stock or other securities of the Company issued with respect to the Purchase Stock then subject to the Purchase Obligation shall be added to the Purchase Stock then subject to the Purchase Obligation without any change in the aggregate purchase price. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation distributed with respect to the Purchase Stock then subject to the Purchase Obligation shall be added to the Purchase Stock covered by the Purchase Obligation without any change in the aggregate purchase price. Without limiting the generality of the foregoing, the Director shall be entitled to retain any and all cash dividends paid by the Company on the Shares.

                  7.5 If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to any capital reorganization, whether before or after the exercise of this Option, there shall be substituted for the Purchase Stock then covered by the Purchase Obligation such amount and kind of securities as are issued in such subdivision, combination, reclassification, or capital reorganization in respect of the Purchase Stock subject to the Purchase Obligation immediately prior thereto, without any change in the aggregate purchase price.

                  7.6 If the Company shall be completely liquidated, then the Purchase Obligation shall cease and terminate as of the date of such liquidation and the Director shall hold the Shares free of the Purchase Obligation.

                  7.7 The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been sold, assigned or otherwise transferred, from and after any sale, assignment or transfer of any Shares made in violation of this Agreement.

                  7.8 All certificates representing any Shares to be issued to the Director pursuant to the exercise of the Option which are subject to the Purchase Obligation shall have endorsed thereon a legend substantially as follows:

         "The shares represented by this certificate are subject to a Director's Stock Option and Repurchase Agreement dated as of [DATE] between the Corporation and [NAME OF DIRECTOR], a copy of which Agreement is available for inspection at the principal offices of the Company or will be made available without charge upon request."

                  7.9 This Article 7 shall not restrict the transfer by the Director of shares, if any, which are not acquired pursuant to the exercise of this Option or which are not, or cease to be, subject to the Purchase Obligation in accordance with the terms hereof.

         8.       PURCHASE FOR INVESTMENT
                  -----------------------

                  Unless the offering and sale of the Shares to be issued upon the particular exercise of this Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         (a) The person(s) who exercise this Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall in substantially the following form be endorsed upon the certificate(s) evidencing the option Shares issued pursuant to such exercise:

                  "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available."

         (b) The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder.

Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         9.       REGISTRATION RIGHTS
                  -------------------

                  (a) In the event that the Company has an effective registration statement covering the sale and resale of securities issued pursuant to the Plan, then the Director agrees to sign a waiver in substantially the following form:

         "For so long as a registration statement under the Securities Act of 1933, as amended, is in effect covering the sale and resale of securities issued pursuant to the 1988 Directors' Stock Option Plan of Ekco Group. Inc. (the "Company"), the undersigned waives his/her rights to require the Company to file a registration statement pursuant to
         Section 9 of the Directors' Stock Option and Repurchase Agreement dated [DATE OF AGREEMENT], between the undersigned and the Company."

                  (b) The Director acknowledges that option agreements have been executed by the Company with [NO. OF EMPLOYEE-OPTIONEES] employees, [NO. OF EMPLOYEE-DIRECTORS] employee-directors, [NO. OF DIRECTORS] Directors and may be executed with other employees and Directors (collectively, "Other Holders"), each containing or to contain a section substantially identical to this Section
9. Subject to the terms hereinafter set forth, at any time after the Grant Date, the holder shall have the right, by written notice to the Company, to require the Company to file and use its best efforts to cause to become effective a registration statement under the Securities Act of 1933, as amended (the "Act") on Form S-8, Form S-2 and Form S-3 or other like form, if available, covering such number of Shares acquired or to be acquired prior to the effective date of such registration statement, subject to the limitations that (i) the Company shall be required to file no more than an aggregate of two (2) registration statements pursuant to such notices and/or pursuant to notices received from Other Holders, and (ii) if, in the opinion of counsel to the Company, the holder can then sell, subject to such limitations as to the number of Shares which may be sold as may be imposed by Rule 144 under the Act or any successor rule, Shares requested to be included in any such registration statement, without such registration, the Company need not so register such Shares. In no event will the Company be required to register Shares which are subject to the Purchase Option. The Company agrees to promptly notify a holder in the event that it receives a notice from any of the Other Holders requiring it to file a registration statement and to permit the holder to require the Company to include Shares owned by the holder in such registration statement, subject to the limitations set forth above.

                  (c) In connection with any registration statement pursuant to this Section 9:

                           (i) the holder will furnish to the Company in writing
                  such appropriate information as the Company, or the Securities and Exchange Commission (the "Commission") or any other regulatory authority may request;

                           (ii) the holder agrees to execute, deliver and/or
                  file with or supply to the Company, the Commission, any underwriters and/or any state or other regulatory authority such information, documents, representations, undertakings and/or agreements necessary to carry out the provisions of the registration agreements contained in this Agreement and/or to effect the registration or qualification of the Shares under the Act and/or any of the laws and regulations of any state or governmental instrumentality;

                           (iii) the Company will furnish to the holder of
                  Shares included in the registration statement such number of copies of such prospectus (including each preliminary, amended or supplemental prospectus) as the holder may reasonably request; and

                           (iv) in the event an offering of securities by the
                  Company is pending, the Company shall have the right to require that the holder delay any offering of Shares for a period of ninety (90) days after the effective date of such pending offering (upon the Company's having first delivered to the holder the written opinion of its principal underwriter, or if there be none, then from an officer of the Company based upon a good faith resolution of the Board of Directors to the effect that the offering of such Shares will have an adverse effect on the marketing of such pending offering).

                  (d) The Company will pay all of its out-of-pocket expenses and disbursements in connection with any registration statements filed under this
Section 9, including, without limitation, printing expenses, fees of the Company's counsel and auditors, registration fees, blue sky fees and similar costs to the extent permitted by state and regulatory authorities.

                  (e) The Company will be obligated to keep any Registration Statement filed by it under this Section 9 effective under the Act for a period of ninety (90) days after the actual effective date of such registration statement and to prepare and file such supplements and amendments necessary to maintain an effective registration statement for such period. As a condition to the Company's obligation under this Subsection (e), the holder will execute and deliver to the Company such written undertakings as the Company and its counsel may reasonably require in order to assure full compliance with relevant provisions of the Act.

                  (f) The Company will use its best efforts to register or qualify the Shares covered by a registration statement filed pursuant hereto under such securities or Blue Sky laws in such jurisdictions within the United States as the holder may reasonably request, provided, however, that the Company reserves the right, in its sole discretion, not to register or qualify such stock in any jurisdiction where such stock does not meet with the requirements of such jurisdiction or where the Company is required to qualify as a foreign corporation to do business in such jurisdiction and is not so qualified therein or is required to file any general consent to service of process.

                  (g) In the event that a holder has not sold all of his or her Shares on or prior to the expiration of the period specified in Subsection (d) above, the holder hereby agrees that the Company may deregister by post-effective amendment any of his or her Shares covered by the registration statement or notification but not sold on or prior to such date. The Company agrees that it will notify the holder of the filing and effective date of such post-effective amendment.

                  (h) The holder agrees that upon notification by the Company that the prospectus in respect to any public offering covered by the provisions hereof is in need of revision, the holder will immediately upon receipt of such notification (i) cease to offer or sell any securities of the Company which must be accompanied by such prospectus; (ii) return to the Company all such prospectuses in the hands of the holder; and (iii) not offer or sell any securities of the Company until the holder has been provided with a current prospectus and the Company has given the holder notification permitting the holder to resume offers and sales.

       10.  HOLDING PERIOD APPLICABLE TO PERSONS SUBJECT TO SECTION 16 OF THE
            -----------------------------------------------------------------
            1934 ACT
            --------

                  If the Director to whom the Option has been granted pursuant to this Agreement is subject to Section 16 of the 1934 Act, Section 16 requires that at least six (6) months must elapse from the date of grant of the Option to the date of disposition of the Shares.

       11.  NOTICES
            -------

                  Any notices required or permitted by the terms of this Agreement or the Plan shall be given by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  To the Company:                    Ekco Group, Inc.
                                                     98 Spit Brook Road
                                                     Nashua, NH  03062
                                                     Attn:  General Counsel

                  To the Director:                   [ADDRESS OF DIRECTOR]


or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions.

                  12.  GOVERNING LAW
                       -------------

                           This Agreement shall be construed and enforced in accordance with the law of the State of New Hampshire, except to the extent the law of the State of Delaware may be applicable.

                  13.  BENEFIT OF AGREEMENT
                       --------------------

                           This Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators and successors of the parties hereto, except as otherwise provided herein.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its corporate seal to be hereto affixed by Robert Stein, its duly authorized officer, and the Director has hereunto set his hand and seal, all as of the day and year first above written in duplicate originals.

                                                    EKCO GROUP, INC.



                                                    By:
                                                       -------------------------
                                                       President and Chief
                                                       Executive Officer


                                                    ----------------------------
                                                              DIRECTOR


Form dated:  08/22/95

                              Schedule of Exercises

Number of Shares
Purchased Pursuant               Consideration          Date of         Notation
to this Option                   Received               Purchase        Made By
------------------               -------------          --------        --------

                                EKCO GROUP, INC.
                                   SCHEDULE TO
                        1988 DIRECTORS' STOCK OPTION PLAN

         Each of the following Outside Directors of the Company has a Directors'
Stock Option and Repurchase Agreement, as amended, with the Company which is identical in form to the foregoing Form of Directors' Stock Option and Repurchase Agreement, as amended, except as to the date, the number of shares and the exercise price:

                                                             No. of
                                                Date of      Shares     Exercise
Name                                            Agreement    Granted    Price
----                                            ---------    -------    --------
T. Michael Long                                 05/18/93      9,040     $11.0625

Stuart B. Ross                                  05/19/89     31,373     $ 3.1875

Malcolm L. Sherman                              05/25/95     16,162     $ 6.1875

Bill W. Sorenson                                10/13/88     45,714     $ 2.1875

Herbert M. Stein                                10/13/88     45,714     $ 2.1875